EXHIBIT 10.3
                                                                    ------------

                        AMENDMENT TO EMPLOYMENT AGREEMENT

                     This AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of March 9, 2002 (this "Agreement"), is by and between FAIRMOUNT CHEMICAL CO., INC., a New Jersey corporation (the "Company"), and REIDAR HALLE, a resident of New York (the "Executive").

                               WHEREAS, the Company and Executive entered into an Employment Agreement, dated July 23, 1998 and effective January 12, 1998 (the "Employment Agreement"); and
                               WHEREAS, the Company and Executive desire to amend and modify the Employment Agreement as set forth in this Agreement.
                               NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO EMPLOYMENT AGREEMENT. The Employment Agreement is hereby amended and modified as provided in this Section 1.


           (a) Section 1 of the Employment Agreement is amended and modified to delete solely the reference to the Executive being employed as Chief Executive Officer of the Company.

           (b) Except as otherwise provided in this Section 1(a), the Employment Agreement shall remain in full force and effect, enforceable in accordance with its terms.

2. CONSIDERATION. As consideration for entering into this Agreement and consenting to the amendment and modification to the Employment Agreement as set forth in Section l of this Agreement, the Company shall pay Executive the sum of $20,000 by cash or company check, on April 1, 2002.

3.         MISCELLANEOUS

           (a) PRIOR AGREEMENTS/ORAL MODIFICATION. This Agreement, together with the Employment Agreement, as modified herein, supersedes all prior agreements and constitutes the entire agreement and understanding between the parties with respect to the subject matter of this Agreement. This Agreement may not be amended, modified in any manner or terminated orally or by course of conduct; and no amendment, modification, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties against whom the same is sought to be enforced.

           (b) COSTS. Each party shall pay all of their costs and expenses in connection with this Agreement.

           (c) BINDING AGREEMENT; BENEFIT. The provisions of this Agreement will be binding upon, and will inure to the benefit of, the respective heirs, legal representatives, successors and permitted assigns of the parties hereto.

           (d) SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           (f) ASSIGNMENT. This Agreement is personal in its nature and the parties hereto shall not, without the consent of the other parties, assign or transfer this Agreement or any rights or obligations hereunder.
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                     IN WITNESS WHEREOF, the parties have duly executed this
Agreement as of the date first above written.



                                               FAIRMOUNT CHEMICAL CO., INC.


                                               By:  /s/ William C. Kaltnecker
                                                    -------------------------
                                                    William C. Kaltnecker,
                                                    Controller/Treasurer



                                               By:  /s/ Reidar Halle
                                                    -------------------------
                                                    Reidar Halle

























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